UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2008
 Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

(a)    Previous Independent Registered Public Accounting Firm.

On June 25, 2008, 8x8, Inc. (the "Company") informed PricewaterhouseCoopers LLP of its dismissal as its independent registered public accounting firm. The Company's Audit Committee participated in and approved the decision on June 25, 2008 to change the Company's independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the fiscal years ended March 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2008 and 2007 and through June 25, 2008, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

Except as noted below, during the fiscal years ended March 31, 2008 and 2007 and through June 25, 2008, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company restated its financial statements as of and for the years ended March 31, 2006 and 2005, for the first three quarters of the fiscal year ended March 31, 2007, and for all quarters of the fiscal year ended March 31, 2006, as disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2007, which was filed with the SEC on June 29, 2007. In connection with this restatement, a material weakness was identified that indicated that the Company did not maintain effective controls over the accounting for warrants. Management of the Company determined that the Company's controls over the accounting for warrants were remediated during the quarter ended September 30, 2006.

The Company has provided PricewaterhouseCoopers LLP with a copy of the above disclosure and has requested PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements made by the Company. A copy of that letter dated June 27, 2008 is filed as Exhibit 16.1 to this Form 8-K.

(b)    New Independent Registered Public Accounting Firm.

On June 25, 2008, the Company appointed the accounting firm of Moss Adams LLP (the "New Auditor") as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2009. During the fiscal years ended March 31, 2008 and 2007 and through June 25, 2008, the Company has not consulted with the New Auditor regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion the New Auditor might render on the Company's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a "reportable event" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

16.1    PricewaterhouseCoopers LLP letter dated June 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2008

8X8, INC.

By: /s/ Daniel Weirich

Daniel Weirich
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
16.1 *	PricewaterhouseCoopers LLP letter dated June 27, 2008

*    Also provided in PDF format as a courtesy.